SUPPLEMENT DATED FEBRUARY 27, 2007

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON PARTNERS SMALL CAP GROWTH FUND,

A series of Legg Mason Partners Investment Funds, Inc.

dated January 29, 2007

The following information supplements the Prospectus and Statement of Additional Information of the fund listed above and supersedes any contrary information:

Effective February 27, 2007, the subadviser has appointed Jeffrey J. Russell and Aram E. Green to co-manage the fund. Messrs. Russell and Green are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions. They work with a team of sector analysts who are responsible for stock selection in one or more industries.

Jeffrey J. Russell, CFA

Mr. Russell is a Managing Director and Senior Portfolio Manager of ClearBridge Advisors, LLC (“ClearBridge”) and has 26 years of industry experience. Mr. Russell joined the investment manager or its predecessor in 1990 and was previously employed by Drexel Burnham Lambert as a Global Portfolio Manager.

Aram E. Green

Mr. Green is a Director and Equity Analyst of ClearBridge. He has 6 years of investment industry experience. Mr. Green joined ClearBridge in 2006, and was previously an equity analyst with Hygrove Partners LLC.